Exhibit 99.1

1 INNOVATIVE INDUSTRIAL PROPERTIES Company Presentation NYSE: IIPR www.innovativeindustrialproperties.com Posted: May 11,2022

2 This presentation and our associated comments include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertain tie s. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements. Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward - looking statements depend on a ssumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described ( or that they will happen at all). You can identify forward - looking statements by the use of forward - looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "int ends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward - looking statements by discussions of strategy, plans or i ntentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements: the impact of the ongoing COVID - 19 pandemic, or future pandemics, on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflict in Ukraine; our business and investm ent strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and polici es, including the fact that cannabis remains illegal under federal law; rates of default on leases for our assets; availability of suitable investment opportunities in the regulated cannabis industry; ou r u nderstanding of our competition and our potential tenants' alternative financing sources; the demand for regulated cannabis cultivation and processing facilities; concentration of our portfolio of as sets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; the expected medical - use or adult - use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the additional risks that may be associated with certain of our tenants cultivating adult - use cannabis in our cultivation facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our assets; our level of indebtedn ess , which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our fina nci al condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our portfolio of assets; our expected investments; interest rate mismatches between our assets a nd our borrowings used to fund such investments; changes in interest rates and the market value of our assets; inflationary dynamics; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qua lification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of q ual ified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performa nce . In addition, we discussed a number of material risks in our Annual Report on Form 10 - K for the year ended December 31, 2021, as updated in our Quarterly Report on Form 10 - Q for the quarter ended March 3 1, 2022. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge fr om time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, o r c ombination of factors, may cause actual results to differ materially from those contained in any forward - looking statements. Any forward - looking statement made by us speaks only of the date on which we make i t. We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports. Market and industry data are included in this presentation. We have obtained substantially all of this information from inter nal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published indu str y sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such inform ati on. Forward - Looking Statements

3 Executive Chairman and Co - Founder Alan Gold Executive Chairman & Co - Founder Co - founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high - quality life science real estate • Previously publicly traded investment grade REIT Co - founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Executive Chairman of IQHQ, Inc . • Privately - held life science real estate company with properties in CA and MA Alan Gold has experience starting real estate companies focused on nuanced, regulated industries

4 Senior Management Team Paul Smithers President, CEO and Co - Founder » 35+ years of legal and regulatory experience » P reviously co - founded Iso Nano International, LLC Catherine Hastings CFO and Treasurer » 20 years of accounting and real estate experience » Former VP, Internal Audit of BioMed Realty Brian Wolfe VP, GC and Secretary » Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP Tracie Hager VP, Asset Management » 30+ years of experience in property management » Former VP, Property Management at BioMed Realty Kelly Spicher VP, Real Estate Counsel » 18+ years legal experience representing real estate matters » Former attorney at Foley & Lardner LLP Andy Bui VP, CAO » Former Senior Director, Financial Reporting at BioMed Realty Ben Regin VP, Investments » Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty

5 Founded in 2016 We are the first and only publicly traded company on the New York Stock Exchange (NYSE: IIPR) to provide real estate capital to the regulated cannabis industry High Growth Industry Regulated cannabis sales estimated to grow to $46 billion by 2026, almost double 2021 estimated regulated sales of $24 billion (1) Rapid Adoption of State Legalization As of February 4, 2022, 38 states and Washington, D.C. have legalized cannabis for medical - use, and 18 states and Washington, D.C. have legalized cannabis for adult - use (2) Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized industrial buildouts to optimize environment and conform to licensing and zoning requirements Why We Formed IIPR (1) Source : BDSA Legal Cannabis Forecast 2022 February Update (March 2022 ) (2) Source : 2022 U . S . Cannabis Report, New Frontier Data

6 IIPR Executes to a Clear, Simple and Repeatable Strategy Designed to Yield Attractive Benefits Our Business Model and Benefits x Capital efficient lease structure • Leases are 100% triple - net • No reoccurring capital expenditures • All property expenses paid by the tenant, including capital repairs and replacements x Structured long - term cash flows • Generally, 15 - 20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the United States x Strong initial rental yields with annual escalations We work closely with quality state - licensed cannabis operators Provide non - dilutive capital Facilitate our tenant’s growth plans to to Execute sale - leasebacks and fund improvements for cultivation, processing and retail properties to

7 7 Why This Is A Specialized Asset Class Long - term, Pure NNN Leases Industry Leading Rental Yields Opportunity for Expansion at Existing Properties to Meet Demand Growth

8 Note : Data as of May 4 , 2022 , unless otherwise noted . (1) These statistics do not include an $ 18 . 5 million loan from IIP to a developer for construction of a regulated cannabis cultivation and processing facility in California and up to $ 55 . 0 million that may be funded between June 15 , 2022 and July 31 , 2022 pursuant to IIP’s lease with a tenant at one of IIP’s Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds and pay IIP the corresponding base rent on those funds . (2) Includes approximately 2 . 4 million square feet under development or redevelopment . (3) Reflects annualized common stock dividend declared on March 14 , 2022 , of $ 1 . 75 per share . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (4) Annualized based on Q 1 2022 total revenues as of March 31 , 2022 of approximately $ 64 . 5 million (includes tenant reimbursement) . (5) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent phase - in periods . (6) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty . A parent company may have multiple tenant subsidiaries across IIP’s properties . (7) Includes (a) amounts funded for purchase price and construction funding and improvements reimbursed to tenants (but excluding transaction costs) and (b) commitments to reimburse certain tenants and sellers for completion of construction and improvements at IIP’s properties . Excludes an $ 18 . 5 million loan from IIP to a developer for construction of a regulated cannabis cultivation and processing facility in California and up to $ 55 . 0 million that may be funded between June 15 , 2022 and July 31 , 2022 pursuant to IIP’s lease with a tenant at one of IIP’s Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds and pay IIP the corresponding base rent on those funds . IIPR Today Innovative Industrial Properties is the Leading Provider of Real Estate Capital for the Regulated Cannabis Industry 1 5 11 46 66 103 109 2016 2017 2018 2019 2020 2021 Today # of Properties by Year 1 4 8 20 22 25 28 2016 2017 2018 2019 2020 2021 Today # of Tenants by Year (6) 1 4 9 14 17 19 19 2016 2017 2018 2019 2020 2021 Today # of States by Year $30.0M $73.3M $167.4M $677.0M $1.3B $2.1B $2.2B 2016 2017 2018 2019 2020 2021 Today Capital Committed by Year (7) $2.2B Total Committed/ Invested Capital (1) $258.0M Q1 2022 Annualized Total Revenue (4) 109 Properties 8.1M Rentable Square Feet (2) 19 States $7.00 Q1 2022 Annualized Dividend (3)

9 Note: Data as of May 4, 2022, unless otherwise noted. (1) See footnote (1) on page 9. (2) See footnote (2) on page 9. (3) See footnote (3) on page 9. (4) “WALL” refers to weighted average lease length. See footnote (5) on page 9. (5) Calculated based on total capital invested and future commitments to reimburse certain tenants for completion of construction an d tenant improvements at our properties. Excludes an $18.5 million loan from IIP to a developer for construction of a regulat ed cannabis cultivation and processing facility in California and up to $55.0 million that may be funded between June 15, 2022 and July 31, 2022 pursuant to IIP’s lease with a tenant at one of IIP’s Pennsylvania properties, as the tenant at that property may not elect t o have IIP disburse those funds and pay IIP the corresponding base rent on those funds. $2.2B Committed/Invested Capital (1) 109 Properties 19 States 8.1M Sq. Ft. (2) $7.00 Annualized Dividend (3) 16.4 Yrs. WALL (4) State Diversification (5) Pennsylvania 13.8% Michigan 13.0% Illinois 12.6% California 11.9% Massachusetts 11.1% New York 7.8% Florida 7.6% New Jersey 4.1% Maryland 4.0% Other 14.1% Total 100.0% States where IIPR owns property Portfolio Overview

10 IIP Portfolio Calendar Year 2021 (3) Tenant Information (5) % of Invested % of Stabilized Adjusted Geographical Number Production Dispensary Tenant Capital (1) Revenue (2) Revenue EBITDA (4) Exposure of States Facility Count Count PharmaCann 12.4% 13.0% Private Co. Private Co. U.S. 8 10 50 Parallel 9.6% 9.7% Private Co. Private Co. U.S. 5 7 50 Ascend Wellness 9.4% 9.5% $332 $79 U.S. 6 5 20 Kings Garden 7.4% 8.0% Private Co. Private Co. U.S. 1 11 0 Columbia Care 7.0% 6.0% $460 $58 U.S. & Europe 17 32 99 Trulieve 6.7% 6.3% $938 $385 U.S. 11 29 162 Green Thumb 5.7% 5.7% $894 $308 U.S. 15 17 77 Cresco Labs 5.7% 5.6% $822 $194 U.S. 10 19 50 Holistic Industries 5.7% 5.9% Private Co. Private Co. U.S. 8 5 20 Curaleaf 5.1% 4.9% $1,210 $298 U.S. & Europe 23 56 131 Top 10 Tenants Total 74.7% 74.6% $4,656 $1,322 31 191 659 Top Ten Tenants by Invested Capital Note : Data as of May 4 , 2022 , unless otherwise noted, revenue and Adjusted EBITDA in millions . (1) Calculated based on total capital invested and future commitments to reimburse certain tenants for completion of construction an d tenant improvements at our properties. Excludes an $18.5 million loan from IIP to a developer for construction of a regulat ed cannabis cultivation and processing facility in California and up to $55.0 million that may be funded between June 15, 2022 and July 31, 2022 pursuant to IIP’s lease with a tenant at o ne of IIP’s Pennsylvania properties, as the tenant at that property may not elect to have IIP disburse those funds and pay IIP t he corresponding base rent on those funds. (2) Stabilized revenue calculated by the sum of (1) Q 1 2022 reported total revenues of $ 64 . 5 million plus (2) approximately $ 4 . 4 million of additional lease payments assuming a full quarter of contractual lease payments for leases of properties acquired during the quarter and existing leases after the expiration of any scheduled base rent phase - in periods . (3) Based on each company’s public securities filings and earnings release, available at www . sec . gov , www . sedar . com , or each company’s respective website, for the year ended December 31 , 2021 . (4) Adjusted EBITDA is a non - GAAP financial measure utilized in the industry . For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings, available at www . sec . gov or www . sedar . com . (5) Approximate count based on information from each company’s website and/or public securities filings on www . sec . gov or www . sedar . com . Top 10 tenants represent ~75% of the company’s invested capital and stabilized revenue

11 Establishing a Cultivation, Processing or Dispensary Facility is a Multifaceted Process with Significant Hurdles Licensing, Zoning and Regulatory Dynamics Regulatory • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing an d other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance Licensing • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state - specific program requirements, including limited licensing, costs and applicant requirements for licen sing, identification of specific real estate for license approval • In many states, a highly competitive process, with highly valued licenses Zonin g • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at count y a nd city levels, including community support • Extensive negotiations with local governments for permitting and approvals Prior to acquisition, we ensure all facilities meet all zoning, regulatory and licensing requirements

12 Subset of Industrial that Requires Specialized Expertise to Properly Build Out Cannabis Cultivation and Processing Facility Buildout Cultivation and Processing Facility Cultivation facilities are designed to ensure the production of safe, consistent and high - quality products Representative investments: • Lighting upgrades • Sophisticated building management systems • Stormwater Management • High - capacity heating, ventilation and air conditioning (HVAC) • Tiered cultivation • Advanced water efficient irrigation systems Investing in Environmental Performance and Energy Efficiency Partner with tenants to provide funding for improvements that reduce energy consumption, reduce operational costs, reduce demand on public infrastructure and reduce overall environmental impact

13 Underwriting and Monitoring Detailed Background on Management » Experienced management team with deep understanding of the cannabis industry » Alignment of management within ownership of the business Ability to Raise Capital » Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets » History of successful capital raising and a cash balance on hand today Detailed Financial Underwriting » Evaluation of financial projections utilizing existing knowledge of industry dynamics » Detailed review of financial statements, strategic initiatives, and growth plans Guarantees and Security Deposits » Leases generally subject to parent company guarantees covering operations throughout the United States » Security deposits with larger deposits for less mature tenants Ongoing Monitoring » Quarterly reviews and requests for information pertaining to financials and ongoing operations of all properties » Meetings with tenants to talk through operations and financials

14 Regulated Cannabis Industry Overview (1) Source : BDSA Legal Cannabis Forecast 2022 February Update (March 2022 ) (2) Source : Leafly Jobs Report 2022 https : //www . marijuanamoment . net/nearly - half - a - million - americans - work - in - the - marijuana - industry - new - leafly - report - finds/ (3) Source : 2022 U . S . Cannabis Report, New Frontier Data (4) Source : 2019 poll by Quinnipiac University ; 2021 poll by Gallup (5) Source : Arcview Market Research and BDS Analytics (6) From medical - use cannabis regulations and disclosures on applicable state government websites . WIDE VARIETY OF QUALIFIED MEDICAL CONDITIONS LARGE MARKET & SUPPORT RAPIDLY GROWING INDUSTRY • Including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post - traumatic stress disorder, migraines , arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness (5) • 38 U.S. states and D.C. have legalized cannabis for medical use representing a large majority of where the US population live (3) • 18 U.S. states have legalized cannabis for adult - use (3) • 93% of Americans support patient access to medical - use cannabis and 68% of Americans supported full legalization of cannabis (4) • 100% of US states by 2025: 100% of U.S. states are forecasted to have medical cannabis by 2025; nearly 50% expected to have adult - use legalization (5) • U.S. regulated cannabis sales were $ 24 B in 2020 , and are expected to grow to $46 billion by 2026 (1) • 428,000 full time U.S. cannabis industry employees in 2021, representing over 30% growth year - over - year (2)

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